                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Wilmington Trust Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

[Logo]                    WILMINGTON TRUST CORPORATION
                              RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                                 MARCH 5, 1997

Dear Stockholders:

     You are cordially invited to attend the Annual Stockholders' Meeting (the "Annual Meeting") of Wilmington Trust Corporation (the "Corporation") to be held on April 17, 1997, at the Rodney Square Club, Wilmington Trust Center, Twelfth Floor, Rodney Square North, 1100 North Market Street, Wilmington, Delaware at 10:00 a.m. local time.

     Enclosed is a Notice of Annual Stockholders' Meeting, Proxy Statement and Form of Proxy. At the meeting, you will be asked to consider and vote upon, among other things, the upcoming election of seven directors to the Corporation's Board of Directors. The Board of Directors recommends that you vote in favor of the election of the directors described herein.

     Your vote is important regardless of the number of shares of common stock you own. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy cards as soon as possible in the postage-paid envelope which is provided. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend. I look forward to seeing you on April 17, 1997.

     Details concerning the Corporation appear in the accompanying Proxy Statement and Annual Report. Please review this information carefully.

                                            Yours truly,

                                            /s/ Ted T. Cecala

                                            Ted T. Cecala,
                                            Chairman of the Board and
                                            Chief Executive Officer

                          WILMINGTON TRUST CORPORATION
                              RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                        WILMINGTON, DELAWARE 19890-0001

            NOTICE OF ANNUAL STOCKHOLDERS' MEETING -- APRIL 17, 1997

TO THE STOCKHOLDERS OF WILMINGTON TRUST CORPORATION:

     The 1997 Annual Stockholders' Meeting (the "Annual Meeting") of WILMINGTON TRUST CORPORATION will be held at the Rodney Square Club, Wilmington Trust Center, Twelfth Floor, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, on April 17, 1997 at 10:00 a.m. local time, to consider and vote upon the following proposals:

     1. To elect seven directors for a term of three years, or until their successors are elected and qualified;

     2. To ratify the appointment of the Corporation's independent public accountants for the current year; and

     3. To transact any other business which may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

     You are invited to attend the Annual Meeting. Each stockholder, even though now planning to attend the Annual Meeting, is requested to sign, date and return the enclosed proxy card without delay in the enclosed, postage-paid envelope. You may revoke the proxy at any time before its exercise. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote personally on each matter brought before the meeting. Only stockholders of record at the close of business on March 5, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     The accompanying form of proxy is being solicited by the Corporation's Board of Directors. The Board of Directors does not know of any matter which will be presented for consideration at the Annual Meeting except as indicated above. If other matters are properly presented at the Annual Meeting, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the Annual Meeting will be deemed authorized to vote or otherwise act thereon in accordance with the judgment of the Board of Directors on those matters.

     The attached Proxy Statement constitutes a part of this Notice and is incorporated by reference herein. By order of the Board of Directors.

                                            /s/ Ted T. Cecala,
                                            Chairman of the Board
                                            and Chief Executive Officer

Wilmington, Delaware
March 5, 1997

                          WILMINGTON TRUST CORPORATION

                            PROXY STATEMENT FOR THE

           ANNUAL STOCKHOLDERS' MEETING TO BE HELD ON APRIL 17, 1997
                            ------------------------

                          WILMINGTON TRUST CORPORATION

                                PROXY STATEMENT

     This document is the Proxy Statement for the Annual Stockholders' Meeting (the "Annual Meeting") of Wilmington Trust Corporation, a Delaware corporation (the "Corporation"), to be held at the Rodney Square Club, Wilmington Trust Center, Rodney Square North, 1100 North Market Street, Wilmington, Delaware on April 17, 1997 at 10:00 a.m. local time, and any adjournment or postponement thereof. This proxy statement is being furnished to the Corporation's stockholders in connection with the solicitation of proxies by the Corporation's Board of Directors (the "Board of Directors") for use at the Annual Meeting. The purposes of the Annual Meeting are to consider and vote upon proposals to: (1) elect seven directors of the Corporation for a term of three years, or until their successors are elected and qualified; (2) ratify the appointment of the Corporation's independent public accountants for the current year; and (3) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The date of this Proxy Statement is March 5, 1997 and, together with the accompanying proxy card, is first being sent or given to the Corporation's stockholders on or about March 17, 1997.

     The delivery of this Proxy Statement does not imply that the information set forth or incorporated herein is correct as of any time subsequent to its date.

                             AVAILABLE INFORMATION

     The Corporation is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance therewith, the Corporation is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, statements of beneficial ownership of the Corporation's securities by directors and executive officers on Forms 3, 4 and 5, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of these documents can be inspected and copied at the public reference facilities the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. The Commission maintains a Web site which contains reports, proxy and information statements and other information regarding registrants which file electronically with the Commission. The address of that site is (http://www.sec.gov). Copies of those documents can also be obtained at prescribed rates from the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. The Corporation's common stock is listed and admitted to trading on the National Association of Securities Dealers Automated Quotation System, Inc. ("Nasdaq"), 1735 K Street, N.W., Washington, D.C. 20006.

     In addition, in accordance with the Commission's rules in connection with annual stockholders' meetings, proxy statements accompanied or preceded by annual reports to stockholders are required to be furnished to the Corporation's stockholders. These reports contain financial information which has been examined and reported upon, with an opinion expressed by, an independent public accounting firm.

     A copy of the Corporation's Annual Stockholders' Report for the fiscal year ended December 31, 1996 (the "Annual Report") is being sent to all of the Corporation's stockholders with this Proxy Statement. The Annual Report contains consolidated financial statements, prepared in conformity with generally accepted accounting principles, for the years ended December 31, 1996, 1995 and 1994, together with certain other information, and should be read in conjunction with this Proxy Statement. An additional copy of the Annual Report will be furnished promptly upon written or oral request without charge to stockholders and beneficial owners of the Corporation's common stock by requesting a copy of the Annual Report from Thomas P. Collins, Esquire, Vice President and Secretary, Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, (302) 651-1693.

                            ------------------------

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
AVAILABLE INFORMATION...............................................................       i

SUMMARY.............................................................................     iii
GENERAL INFORMATION.................................................................       1
  Solicitation of Proxies...........................................................       1
  Voting and Revocation of Proxies..................................................       1
  Vote Required.....................................................................       2
  Voting Securities and Principal Holders...........................................       2
  Corporation's Common Stock Held in Certain Trust Capacities.......................       2

PROPOSAL ONE: ELECTION OF DIRECTORS.................................................       3
  Corporation's Common Stock Held by Directors, Nominees and Executive Officers.....       6
  Committees of the Board of Directors..............................................       7
  Executive Officers Who Are Not Directors..........................................       9
  Executive Compensation............................................................      11
     Summary Compensation Table.....................................................      11
     Option Grant Table.............................................................      12
     Option Exercises and Year-End Value Table......................................      13
     Change in Control Agreements...................................................      13
     Pension Benefits...............................................................      15
     Stock Performance Graph........................................................      16
     Board Compensation Committee Report on Executive Compensation..................      19
  Compensation Committee Interlocks and Insider Participation.......................      21
  Section 16(a) Beneficial Ownership Reporting Compliance...........................      21
  Directors' Compensation...........................................................      22

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.........      22

TRANSACTIONS WITH MANAGEMENT........................................................      23

AVAILABILITY OF FORM 10-K...........................................................      23

PROPOSALS OF STOCKHOLDERS...........................................................      23

OTHER MATTERS.......................................................................      24

                                    SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, AND IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE MATTERS DESCRIBED HEREIN. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION CONTAINED IN THIS PROXY STATEMENT AND THE DOCUMENTS REFERRED TO HEREIN. STOCKHOLDERS ARE URGED TO REVIEW THIS PROXY STATEMENT CAREFULLY IN ITS ENTIRETY. CERTAIN CAPITALIZED TERMS USED IN THIS SUMMARY ARE DEFINED ELSEWHERE IN THIS PROXY STATEMENT.

                                    GENERAL

     This Proxy Statement relates to the Corporation's 1997 Annual Stockholders' Meeting (the "Annual Meeting").

                          ANNUAL STOCKHOLDERS' MEETING

TIME AND PLACE OF THE ANNUAL MEETING

     The Annual Meeting will be held on April 17, 1997 at the Rodney Square Club, Wilmington Trust Center, Twelfth Floor, Rodney Square North, 1100 North Market Street, Wilmington, Delaware at 10:00 a.m. local time. See the accompanying Notice of Annual Stockholders' Meeting and "General Information -- Solicitation of Proxies."

RECORD DATE

     The Board of Directors has fixed the close of business on March 5, 1997 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof (the "Record Date"). As of March 4, 1997, there were 33,918,012 shares of the Corporation's common stock issued and outstanding and entitled to vote. See "General Information -- Voting and Revocation of Proxies."

PURPOSES OF THE ANNUAL MEETING; QUORUM; VOTE REQUIRED

     The purposes of the Annual Meeting are to consider and vote upon proposals to: (1) elect seven directors of the Corporation for a term of three years, or until their successors are elected and qualified; (2) ratify the appointment of the Corporation's independent public accountants for the current year; and (3) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Stockholders of record on the Record Date are entitled to one vote per share on any matter which may properly come before the Annual Meeting. See "General Information."

     The presence, in person or by proxy, of the holders of a majority of the shares of the Corporation's common stock issued and outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of the shares of the Corporation's common stock represented at the Annual Meeting in person or by proxy is required for the election of directors. The affirmative vote of a majority of the shares of the Corporation's common stock issued and outstanding and entitled to vote on the Record Date is required for approval of other proposals submitted to the Corporation's stockholders.

ADDITIONAL INFORMATION

     For additional information, telephone Thomas P. Collins, Esquire, Vice President and Secretary, Wilmington Trust Corporation, at (302) 651-1693.

                              GENERAL INFORMATION

SOLICITATION OF PROXIES

     This Proxy Statement and the accompanying form of proxy are being furnished to the Corporation's stockholders in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting and any adjournment or postponement thereof. The purposes of the Annual Meeting are as stated in the accompanying Notice of Annual Stockholders' Meeting. This Proxy Statement is expected to be mailed to the Corporation's stockholders on or about March 17, 1997.

     The cost of soliciting proxies for the Annual Meeting will be borne by the Corporation. That solicitation will be conducted primarily by mail. However, directors, officers and employees of the Corporation may solicit proxies for the Annual Meeting personally or by telephone or telegram without additional remuneration therefor. The Corporation also will provide persons, firms, banks and corporations holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for transmittal to such beneficial owners. In addition, the Corporation will, upon request, reimburse those record owners for their expenses in transmitting such material. The Corporation has retained D.F. King & Co., Inc., a proxy soliciting firm, to assist in soliciting proxies for a fee of $7,000 (plus reasonable out-of-pocket expenses).

VOTING AND REVOCATION OF PROXIES

     The Board of Directors has fixed the close of business on March 5, 1997 as the record date for determining the holders of the Corporation's common stock entitled to receive notice of, and to vote at, the Annual Meeting. Only holders of the Corporation's common stock of record at the close of business on that date will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on March 4, 1997, there were 33,918,012 shares of the Corporation's common stock issued and outstanding and entitled to vote.

     The holders of shares of the Corporation's common stock outstanding on the record date will be entitled to one vote for each share of the Corporation's common stock held of record upon each matter properly submitted for consideration at the Annual Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Corporation's common stock on the record date is necessary to constitute a quorum at the Annual Meeting. Shares of voting stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. In addition, shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote, (2) the broker or nominee does not have discretionary voting power and (3) the recordholder has indicated on the proxy card or otherwise notified the Corporation that it does not have authority to vote those shares on that matter) will be treated as present for purposes of determining a quorum.

     If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Annual Meeting and any adjournment or postponement thereof, and that proxy is not revoked before its use, the shares of the Corporation's common stock represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED PROXIES WITH NO INSTRUCTIONS INDICATED THEREON WITH RESPECT TO THE PROPOSALS SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL STOCKHOLDERS' MEETING WILL BE VOTED FOR EACH PROPOSAL FOR WHICH NO INSTRUCTIONS ARE GIVEN. The Board of Directors is not aware of any matters other than those set forth in the Notice of Annual Meeting which will be brought before the Annual Meeting. If any other matter properly comes before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will vote the shares of the Corporation's common stock represented by all properly executed proxies on those matters in such manner as the Board of Directors determines in its best judgment.

     The presence of a stockholder at the Annual Meeting will not automatically revoke that stockholder's proxy. However, a stockholder may revoke a proxy at any time before its exercise at the Annual Meeting by

(1) delivering to the Corporation's Secretary a written notice of revocation before the Annual Meeting, (2) delivering to the Corporation's Secretary a subsequent proxy or (3) attending the Annual Meeting, filing a written notice of revocation with the Corporation's Secretary at the Annual Meeting and voting in person. If a stockholder desires to give a proxy to someone other than the named management proxies, he or she may cross out the names appearing on the enclosed card and insert the name of another person who will attend the Annual Meeting. The persons named in the proxy to represent stockholders at the Annual Meeting are David R. Gibson, Senior Vice President and Chief Financial Officer of the Corporation and Senior Vice President of Wilmington Trust Company, the Corporation's principal banking subsidiary (the "Bank"), and Thomas P. Collins, Vice President and Secretary of the Corporation and the Bank.

VOTE REQUIRED

     The affirmative vote of a plurality of the shares of the Corporation's common stock represented in person or by proxy at the Annual Meeting is required for the election of directors. Accordingly, abstentions and broker non-votes with respect to the election of directors will not affect the election of the candidates receiving the plurality of votes.

     The affirmative vote of the holders of a majority of the shares of the Corporation's common stock issued and outstanding and entitled to vote on the Record Date is required to approve all other proposals at the Annual Meeting. Accordingly, abstentions and broker non-votes with respect to such proposals will have the same effect as votes against those proposals.

     Votes cast at the Annual Meeting will be tabulated by the persons the Corporation appoints to act as inspectors of election for the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

     Only stockholders of record on the record date will be entitled to vote at the Annual Meeting. On March 4, 1997, there were 33,918,012 shares of the Corporation's common stock outstanding, with each share entitled to one vote.

     The number of shares of the Corporation's common stock owned by the Corporation's directors, nominees and executive officers is set forth below under the caption "Election of Directors."

CORPORATION'S COMMON STOCK HELD IN CERTAIN TRUST CAPACITIES

     As set forth in the table below, as of February 14, 1996, the Personal Financial Services Department, Corporate Financial Services Department, Investment Management Department and Private Banking Division of the Bank, Wilmington Trust of Pennsylvania and Wilmington Trust FSB, the Corporation's other direct, wholly-owned subsidiaries (all of the foregoing depository institutions sometimes hereinafter are collectively referred to as the "Banks"), each of which performs trust services on behalf of certain of the Banks' customers (individually and collectively, a "Trust Area"), held shares of the Corporation's common stock in various capacities for the benefit of others.

                                                                                  PERCENT OF
                                                                    NUMBER       TOTAL SHARES
                                                                   OF SHARES     OUTSTANDING
                                                                   ---------     ------------
    Category #1 -- Shares of the Corporation's common stock which may be voted by one of the Trust Areas in its sole
      discretion.................................................  1,825,322         5.38%
    Category #2 -- Shares of the Corporation's common stock which may be voted only upon the direction of someone other than
      a Trust Area...............................................  2,433,473         7.18%
    Category #3 -- All other shares of the Corporation's common
      stock held by one of the Trust Areas.......................    540,762         1.59%

     Shares of the Corporation's common stock held in each category will be determined as of the Record Date, and will be voted by the relevant Trust Area as follows:

     Category #1 -- Will be voted by the relevant Trust Area.

     Category #2 -- Will be voted in accordance with the direction given by someone other than a Trust Area.

     Category #3 -- Will be voted by the relevant Trust Area.

     The shares of the Corporation's common stock in Category #1 will be voted in a manner consistent with the relevant Trust Area's fiduciary duties to each account. With respect to Category #3, the relevant Trust Area will make voting recommendations to the consent advisor consistent with its fiduciary duties to each account. Although no Trust Area has yet considered the proposals set forth in this Proxy Statement, and although there may be individual account considerations which will affect the voting of these shares of the Corporation's common stock, as a matter of policy, the Trust Areas tend to support management of the companies in which they have invested.
                            ------------------------

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS
                            ------------------------

     The shares of the Corporation's common stock represented by the enclosed proxy will be voted or not voted for the election of seven director nominees named in this section in accordance with stockholder instructions. If no instructions are given, signed proxies will be voted FOR that election. The Corporation's Certificate of Incorporation requires a classified board of not more than 25 directors, with the exact number being fixed by the Board of Directors from time to time. The number of directors currently authorized is 20. Under the Restated Certificate of Incorporation, the Corporation's directors are grouped into three classes for staggered terms, with one class to be elected at an annual stockholders' meeting to serve for three years or until its successors are elected and qualified.

     Any proxies received pursuant to this solicitation cannot be voted for a greater number of persons than the seven nominees. If any nominee named in this Proxy Statement is unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as the Board of Directors nominates. Thomas L. Gossage, a director since 1992, resigned on January 1, 1997. R. Keith Elliott was appointed to the Board of Directors on January 16, 1997.

                                 CLASS OF 2000
                            VOTING IS FOR THIS CLASS

               DIRECTOR                  DIRECTOR                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)              SINCE                   OTHER INFORMATION
---------------------------------------  --------   ---------------------------------------------
Ted T. Cecala (47).....................    1996     Since July 1, 1996, chairman of the board and
                                                      chief executive officer of the Corporation
                                                      and the Bank; formerly, vice chairman and
                                                      chief operating officer of the Corporation
                                                      and the Bank (January 1, 1996-June 30,
                                                      1996); executive vice president and chief
                                                      financial officer of the Corporation and
                                                      the Bank (1990-1995).

               DIRECTOR                  DIRECTOR                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)              SINCE                   OTHER INFORMATION
---------------------------------------  --------   -----------------------------------------------
Richard R. Collins (60)................    1989     Since January 1993, chairman of Collins,
                                                      Inc., a consulting firm for various insurance
                                                      industry associations and financial and
                                                      non-financial companies focusing on
                                                      international expansion; since January
                                                      1993, consultant for American Life Insur-
                                                      ance Company; since 1993, chairman of
                                                      Intercontinental Finance Group, an
                                                      insurance and financial planning company;
                                                      formerly, chief executive officer and chief
                                                      operating officer of American Life
                                                      Insurance Company (1981-1992).

Andrew B. Kirkpatrick, Jr. (67)........    1983     Since 1995, counsel to the law firm of
                                                      Morris, Nichols, Arsht and Tunnell; formerly
                                                      a partner in that firm (1958-1995).

Hugh E. Miller (61)....................    1982     Retired executive; formerly vice chairman of
                                                      ICI Americas; with parent Imperial Chemicals
                                                      Industries PLC for 20 years until 1990,
                                                      including management positions in Europe
                                                      and the United States; director of MGI
                                                      Pharma, Inc.

David P. Roselle (57)..................    1991     Since May 1990, president of the University
                                                      of Delaware.

Thomas P. Sweeney (60).................    1983     Since 1967, partner, member of the law firm
                                                      of Richards, Layton & Finger, P.A.

Mary Jornlin-Theisen (69)..............    1981     Civic leader; formerly manager of public
                                                      affairs program of Hercules Incorporated
                                                      (1981); New Castle County Executive
                                                      (1976-1980); Treasurer of the State of
                                                      Delaware (1972-1976).

     The affirmative vote of a plurality of the shares of the Corporation's common stock represented in person or by proxy at the Annual Meeting is required for the election of directors.

     The Board of Directors recommends that stockholders vote FOR the election of the directors described above.

     The following persons are currently directors in the two other classes. Their terms will expire at the annual stockholders' meetings in 1998 and 1999, respectively.

                                 CLASS OF 1998
        THIS CLASS WAS ELECTED AT THE 1995 ANNUAL STOCKHOLDERS' MEETING

               DIRECTOR                  DIRECTOR                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)              SINCE                   OTHER INFORMATION
---------------------------------------  --------   ---------------------------------------------
Robert H. Bolling, Jr. (70)............    1971     Retired executive; formerly consulting
                                                      engineer for R. H. Bolling, Jr., P.E. a
                                                      consulting engineering firm (1962-1996).

Charles S. Crompton, Jr. (60)..........    1982     Since 1966, partner in the law firm of
                                                      Potter, Anderson & Corroon.

H. Stewart Dunn, Jr. (67)..............    1988     Since 1962, partner in the law firm of Ivins,
                                                      Phillips & Barker.

               DIRECTOR                  DIRECTOR                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)              SINCE                   OTHER INFORMATION
---------------------------------------  --------   ---------------------------------------------
Edward B. du Pont (62).................    1986     Private investor. Since 1978, director of E.
                                                      I. du Pont de Nemours and Company and
                                                      Atlantic Aviation Corporation.

R. Keith Elliott (54)..................    1997     Since January 1997, chairman of the board and
                                                      chief executive officer of Hercules
                                                      Incorporated; formerly, president and chief
                                                      executive officer of that company (August
                                                      1996-December 1996); president and chief
                                                      operating officer of that company
                                                      (1995-1996); chief financial officer of
                                                      that company (1992-1995); director of that
                                                      company and of Alliant Techsystems, Inc.

Stacey J. Mobley (51)..................    1991     Since 1992, senior vice president, external
                                                      affairs, E.I. du Pont de Nemours and Company;
                                                      formerly vice president, Federal affairs,
                                                      of that company (1986-1992).

Bernard J. Taylor, II (71).............    1979     Retired executive; formerly chairman of the
                                                      board and chief executive officer of the
                                                      Corporation (1990-1992); chairman of the
                                                      board of the Bank (1980-1992); chief
                                                      executive officer of the Bank (1979-1992).

                    CLASS OF 1999 -- TWO-YEAR TERM REMAINING
        THIS CLASS WAS ELECTED AT THE 1996 ANNUAL STOCKHOLDERS' MEETING

               DIRECTOR                  DIRECTOR                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)              SINCE                   OTHER INFORMATION
---------------------------------------  --------   ---------------------------------------------
Carolyn S. Burger (56).................    1991     Since 1996, principal of CB Associates, Inc.,
                                                      a consulting firm specializing in legislation
                                                      and regulation, technology deployment for
                                                      senior executives and coaching for high
                                                      potential women within corporations;
                                                      formerly, president and chief executive
                                                      officer of Bell Atlantic-Delaware, Inc.
                                                      (1991-1996); director of Betz Dearborn Inc.

Robert C. Forney (69)..................    1975     Retired executive; formerly executive vice
                                                      president, E.I. du Pont de Nemours and
                                                      Company (1981-1989); director of UGI, Inc.
                                                      and Amerigas Propane, Inc.

Robert V. A. Harra, Jr. (47)...........    1996     Since July 1, 1996, president, chief
                                                      operating officer and treasurer of the
                                                      Corporation and the Bank; formerly,
                                                      president and treasurer of the Corporation
                                                      and the Bank (January 1, 1996-June 30,
                                                      1996); executive vice president and
                                                      treasurer of the Corporation and the Bank
                                                      (1992-1995); senior vice president and
                                                      treasurer of the Corporation and the Bank
                                                      (1991-1992).

Rex L. Mears (55)......................    1992     Since 1967, president of Ray S. Mears and
                                                      Sons, Inc., a farming corporation.

               DIRECTOR                  DIRECTOR                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)              SINCE                   OTHER INFORMATION
---------------------------------------  --------   ---------------------------------------------
Leonard W. Quill (65)..................    1990     Retired executive; formerly, chairman of the
                                                      board and chief executive officer of the
                                                      Corporation and the Bank (January 1,
                                                      1996-June 30, 1996); chairman of the board,
                                                      president and chief executive officer of
                                                      the Corporation and the Bank (1992-1995);
                                                      president and chief operating officer of
                                                      the Corporation and the Bank (1990-1992).

Robert W. Tunnell, Jr. (42)............    1992     Since 1981, managing partner of Tunnell
                                                      Companies, L.P., owner and developer of real
                                                      estate.

CORPORATION'S COMMON STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     Shown below is information concerning beneficial ownership of shares of the Corporation's common stock for each director, each nominee for director, and executive officers of the Corporation as a group as of February 28, 1997. This information is based upon information furnished to the Corporation by the persons referred to in the table. By Federal regulation, the phrase "beneficial ownership" is deemed to include shares of the Corporation's common stock for which the individual, directly or indirectly, has or shares voting and/or investment power with respect to shares of the Corporation's common stock, whether or not they are held for the individual's benefit.

                                            AMOUNT AND NATURE
                                           OF BENEFICIAL SHARES
                           ----------------------------------------------------
                                            VOTING
                           (NUMBER OF       AND/OR                                                 PHANTOM
                            SHARES)       INVESTMENT      RIGHT TO                  % OF CLASS      STOCK
                           DIRECT(1)       POWER(2)      ACQUIRE(3)      TOTAL         (4)         UNITS(5)
                           ----------     ----------     ----------     -------     ----------     --------
R.H. Bolling, Jr.........     14,114         39,976                      54,090
C.S. Burger..............      1,193                                      1,193
T.T. Cecala..............    103,007                        138,152     241,159
R.J. Christian...........                                    10,179      10,179
R.R. Collins.............      1,176             61                       1,237
C.S. Crompton, Jr........      2,443                                      2,443
H.S. Dunn, Jr............     12,479                                     12,479
E.B. du Pont.............      8,117         32,000                      40,117
R.K. Elliott.............        200                                        200
R.C. Forney..............      6,377         45,776                      52,153                    441.0973
R.V.A. Harra, Jr.........    110,795            230         108,646     219,671
G.W. Helme, IV...........         40                        120,269     120,309
A.B. Kirkpatrick, Jr.....      5,793                                      5,793
R.A. Matarese............     15,443          5,658         112,169     133,270
R.L. Mears...............      1,368             30                       1,398
H.E. Miller..............        693          5,800                       6,493                    462.7952
S.J. Mobley..............        793                                        793
L.W. Quill...............    165,445         18,200          67,284     250,929
D.P. Roselle.............      2,382                          2,382
T.P. Sweeney.............      7,382          1,800                       9,182                    317.4786
B.J. Taylor, II..........                   117,546                     117,546

                                            AMOUNT AND NATURE
                                           OF BENEFICIAL SHARES
                           ----------------------------------------------------
                                            VOTING
                           (NUMBER OF       AND/OR                                                 PHANTOM
                            SHARES)       INVESTMENT      RIGHT TO                  % OF CLASS      STOCK
                           DIRECT(1)       POWER(2)      ACQUIRE(3)      TOTAL         (4)         UNITS(5)
                           ----------     ----------     ----------     ---------   ----------     ----------
M.J. Theisen.............      7,549          8,000                        15,549
R.W. Tunnell, Jr.........     10,495          3,161                        13,656
Directors, Nominees and
  Executive Officers as a
  Group (30 persons).....    538,278        287,060         948,769     1,774,107       5.2%       1,221.3711
                             =======        =======         =======     =========    =========     ==========

---------------
(1) Reported in this column are shares of the Corporation's common stock held in the individual's name or in the name of a bank, broker or nominee for the individual's account, as well as shares of common stock held as joint tenants, tenants in common, tenants by the entirety or as community property.

(2) Reported in this column are other shares of the Corporation's common stock with respect to which directors and nominees have or share voting and/or investment power, including shares directly owned by certain relatives with whom they are deemed under the rules of the Commission to shares voting or investment power (e.g., spouse, minor children or other relative who has the same home).

(3) Reported in this column are shares of the Corporation's common stock over which directors, nominees and executive officers have a right to acquire within 60 days after March 4, 1997 by the revocation or automatic termination of a trust, discretionary account or similar arrangement, through the conversion of a security or the exercise of an option, warrant or right.

(4) Unless otherwise indicated, beneficial ownership of any named individual does not exceed 1.0% of the outstanding shares of the Corporation's common stock.

(5) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of the Corporation's common stock, together with dividends thereon. The number of units listed is based on the closing price of the Corporation's stock on December 31, 1996. The units can be redeemed only for cash following termination of the individual's service as a director.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation's Bylaws provide for three standing committees. All committee members must be members of the Board of Directors.

     The Executive Committee consists of six permanent members plus three members of the Board of Directors selected to serve on the Committee on a rotating basis for six months at a time. The Committee has most of the powers of the Board of Directors to transact the Corporation's business. In 1996, this Committee held 24 meetings. The permanent committee members are Ted T. Cecala (Chairman), Carolyn S. Burger, Robert C. Forney, Robert V. A. Harra, Jr., Hugh
E. Miller and Thomas P. Sweeney. Rotating committee members during 1996 were Robert H. Bolling, Jr., Richard R. Collins, Charles S. Crompton, Jr., H. Stewart Dunn, Jr., Edward B. du Pont, Andrew B. Kirkpatrick, Jr., Rex L. Mears, Stacey
J. Mobley, David P. Roselle, Bernard J. Taylor, II, Mary Jornlin Theisen and Robert W. Tunnell, Jr. Effective in 1997, the Executive Committee is scheduled to meet five times per year.

     The Audit Committee is composed of five members of the Board of Directors, none of whom may be an officer of the Corporation. The Committee has general supervision over the audit division of the Corporation and the Bank in all matters. The Audit Committee reviews all reports of examination of the Corporation and the Bank by governmental agencies and its independent auditors and makes recommendations to the Board of Directors with respect thereto. In 1996, the Audit Committee held eight meetings. Four of those meetings were conducted jointly with the Executive Committee. The Committee's members are Charles S.

Crompton, Jr. (Chairman), Richard R. Collins, David P. Roselle, Mary Jornlin Theisen and Robert W. Tunnell, Jr. Effective in 1997, the Audit Committee is scheduled to meet six times per year.

     The Compensation Committee is, pursuant to the Corporation's Bylaws, composed of not more than five members, none of whom is an employee of the Corporation. The Committee in general advises upon all matters of policy concerning the Corporation and its subsidiaries, reviews with the Corporation's management major organizational matters, including salaries and employee benefits, and administers the Executive Incentive Compensation Plan. Meetings of the Committee are at the call of its chairman, the Chairman of the Board or the Corporation's President. In 1996, this Committee held seven meetings. The Committee's members are Robert C. Forney (Chairman), Richard R. Collins, Charles
S. Crompton, Jr., Hugh E. Miller and Stacey J. Mobley. A report of this Committee on executive compensation appears on pages 19 through 21 below.

     The Corporation does not have a standing nominating committee. Under the Corporation's Bylaws, nominations for director generally are made by the entire Board of Directors. The Corporation's stockholders may propose nominations for director only in accordance with the procedures described on pages 23 and 24 below.

     In addition to the three standing committees of the Corporation described above, the Board of Directors of the Bank maintains a Trust Committee. The Trust Committee of the Bank is composed of ten permanent members, plus two members of the Bank's Board of Directors selected to serve on the committee on a rotating basis for six months at a time. The majority of this Committee's members must be members of the Bank's Board of Directors. The Trust Committee is responsible for general supervision over the Bank's fiduciary activities. In 1996, this Committee held 12 meetings. The permanent committee members are Robert V. A. Harra, Jr. (Chairman), George W. Helme, IV (Vice Chairman), Robert H. Bolling, Jr., Robert J. Christian, Howard K. Cohen, H. Stewart Dunn, Jr., Edward B. du Pont, Endsley P. Fairman, Walter D. Mertz and G. Burton Pearson, Jr. Rotating committee members in 1996 were Carolyn S. Burger, Richard R. Collins, Charles S. Crompton, Jr., Robert C. Forney, Andrew B. Kirkpatrick, Jr., Rex L. Mears, Hugh
E. Miller, Stacey J. Mobley, David P. Roselle, Thomas P. Sweeney, Mary Jornlin Theisen and Robert W. Tunnell, Jr. Effective in 1997, the Trust Committee is scheduled to meet four times per year.

     During 1996, there were 12 regular meetings of the Board of Directors and one special meeting. No incumbent director attended less than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during 1996 and (2) the total number of meetings of all committees of the Board of Directors on which he or she served during 1996. Effective in 1997, the Board of Directors is scheduled to meet regularly seven times per year.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following includes information about executive officers of the Corporation and/or the Bank who do not serve on the Board of Directors.

                                         EXECUTIVE
              INDIVIDUAL                  OFFICER                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)               SINCE                 OTHER INFORMATION
---------------------------------------  ----------  ------------------------------------------
Robert J. Christian (47)...............     1996     Since February 1996, member of the
                                                       Corporation's management committee; since
                                                       February 1996, senior vice president of
                                                       the Bank in its asset management
                                                       department; formerly president and chief
                                                       investment officer of PNC Asset
                                                       Management Group (1994-1996); chief
                                                       investment officer of PNC Bank Corp.
                                                       (1992-1996); chief investment officer of
                                                       PNC Bank, Philadelphia (1984-1992).

Howard K. Cohen (48)...................     1992     Since 1992, member of the Corporation's
                                                       management committee; since 1992, senior
                                                       vice president of the Bank in its
                                                       corporate financial services department;
                                                       formerly administrative vice president
                                                       of the Bank in its corporate financial
                                                       services department (1990-1992).

William J. Farrell, II(38).............     1993     Since 1993, member of the Corporation's
                                                       management committee; since 1993, senior
                                                       vice president of the Bank in its trust
                                                       operations and systems development
                                                       department; formerly vice president of
                                                       the Bank in its trust systems and
                                                       operations division (1988-1993).

David R. Gibson (39)...................     1992     Since 1996, senior vice president and
                                                       chief financial officer of the
                                                       Corporation; since 1992, senior vice
                                                       president of the Bank in its finance
                                                       department; formerly, member of the
                                                       Corporation's management committee
                                                       (1992-1996); vice president of the Bank
                                                       in its corporate development division
                                                       (1991-1992); assistant vice president of
                                                       the Bank in its corporate development
                                                       division (1991-1992).

George W. Helme, IV (46)...............     1991     Since 1991, member of the Corporation's
                                                       management committee; since 1991, senior
                                                       vice president of the Bank in its
                                                       personal trust and private banking
                                                       department.

Joseph M. Jacobs, Jr. (58).............     1992     Since 1992, member of the Corporation's
                                                       management committee; since 1992, senior
                                                       vice president of the Bank in its
                                                       administration department; formerly vice
                                                       president of the Bank in its personnel
                                                       division (1979-1992).

John H. Kipp (53)......................     1988     Since 1991, member of the Corporation's
                                                       management committee; since 1988, senior
                                                       vice president of the Bank in its
                                                       information technology department.

                                         EXECUTIVE
              INDIVIDUAL                  OFFICER                 BIOGRAPHICAL AND
           (AGE AT 12/31/96)               SINCE                 OTHER INFORMATION
---------------------------------------  ----------  ------------------------------------------
Hugh D. Leahy, Jr. (49)................     1992     Since 1992, member of the Corporation's
                                                       management committee; since 1992, senior
                                                       vice president of the Bank in its
                                                       personal banking department; formerly
                                                       vice president of the Bank in its
                                                       personal banking department (1991-1992).

Robert A. Matarese (50)................     1990     Since 1991, member of the Corporation's
                                                       management committee; since 1990, senior
                                                       vice president of the Bank in its
                                                       commercial banking department.

Ronald K. Pendleton (47)...............     1991     Since 1991, auditor of the Corporation and
                                                       the Bank.

Rita C. Turner (42)....................     1996     Since 1996, member of the Corporation's
                                                       management committee; since 1996, senior
                                                       vice president of the Bank in its
                                                       marketing department; formerly vice
                                                       president of the Bank in its marketing
                                                       division (1985-1996).

EXECUTIVE COMPENSATION

  Summary Compensation Table

     The following table presents information about compensation awarded over the last three years to Messrs. Quill and Cecala and to the Corporation's four other most highly compensated executive officers who received more than $100,000 in salary and bonus for 1996.

                                                                            LONG-TERM
                         ANNUAL COMPENSATION                               COMPENSATION
                                                                             AWARDS
-------------------------------------------------------------------------------------------------------
                (a)                 (b)        (c)            (d)              (e)             (f)
                                                                           SECURITIES       ALL OTHER
                                              SALARY         BONUS         UNDERLYING      COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR        ($)            ($)          OPTIONS (#)        ($)(4)
---------------------------------  -----    ----------   -------------     -----------     ------------
Leonard W. Quill,................  1996     $  240,000   $ 29,228(3)               0          $5,317
Chairman of the Board              1995        436,667    392,401(3)          13,150           6,060
and Chief Executive Officer(1)     1994        416,667    293,184(3)           9,800           5,880

Ted T. Cecala,...................  1996     $  352,167   $322,888(3)          53,174          $7,798
Chairman of the Board              1995        295,666    253,710(3)          10,150           7,267
and Chief Executive Officer(1)     1994        281,667    194,332(3)           6,800           6,832

Robert V. A. Harra, Jr.,.........  1996     $  333,000   $270,553(3)          38,174          $7,669
President and                      1995        294,000    228,548(3)          10,150           7,251
Chief Operating Officer(1)         1994        270,000    192,703(3)           6,800           6,735

Robert A. Matarese,..............  1996     $  196,167   $157,890(3)           8,719          $6,389
Senior Vice President              1995        185,333    122,996(3)           9,150           6,234
                                   1994        175,000    119,437(3)           5,800           5,823

Robert J. Christian,.............  1996(2)  $  186,932   $152,771(3)          30,535          $5,128
Senior Vice President

George W. Helme, IV,.............  1996     $  172,853   $141,018(3)           8,519          $6,155
Senior Vice President              1995        163,750    108,400(3)           8,150           6,021
                                   1994        156,520     90,819(3)           5,800           5,783

Total salary, bonus and            1996     $2,593,923   Percentage of          2.67%
other compensation for             1995     $2,530,889   net operating          2.81%
chief executive officer            1994     $2,245,552   income                 2.64%
and four other most highly paid
executive officers(5)

---------------
(1) Effective January 1, 1996, the Board of Directors appointed Mr. Cecala Vice Chairman and Chief Operating Officer, Mr. Harra President and both Messrs. Cecala and Harra to the Board of Directors. Effective June 30, 1996, Mr. Quill retired as Chairman of the Board and Chief Executive Officer, but continues to serve on the Board of Directors. Effective July 1, 1996, Mr. Cecala became Chairman of the Board and Chief Executive Officer and Mr. Harra became Chief Operating Officer.

(2) Mr. Christian was first employed by the Bank on February 12, 1996.

(3) Includes awards made under the Corporation's Executive Incentive Compensation Plan and Profit-Sharing Bonus Plan (both described on page 20 below) in respect of services performed during the year.

(4) Represents: (a) the Corporation's contributions to its 401-K Thrift Savings Plan of $4,500 in each of 1996, 1995 and 1994 for Messrs. Quill, Cecala, Harra and Helme; $4,500 in 1996 and $4,375 in each of 1995 and 1994 for Mr. Matarese; and $3,937 in 1996 for Mr. Christian; and (b) premiums the

    Corporation paid for term life insurance for Mr. Quill of $817 in 1996, $1,560 in 1995 and $1,380 in 1994; Mr. Cecala of $3,298 in 1996, $2,767 in
    1995 and $2,332 in 1994; Mr. Harra of $3,169 in 1996, $2,751 in 1995 and
    $2,235 in 1994; Mr. Matarese of $1,889 in 1996, $1,734 in 1995 and $1,448 in
    1994; Mr. Christian of $1,191 in 1996; and Mr. Helme of $1,655 in 1996, $1,521 in 1995 and $1,283 in 1994.

(5) Numbers in this table for 1994 and 1995 include salary, bonus and other compensation paid to Mr. Quill, who served as Chairman of the Board, President and Chief Executive Officer for those years, and John H. Kipp, who serves as Senior Vice President currently and for those years, but do not include those for Mr. Christian or Mr. Helme.

     Option Grant Table

     The following table presents information about options granted to Messrs. Quill and Cecala and to the Corporation's four other most highly compensated executive officers last year. All such options vest in full one year after grant (except for those granted to Mr. Christian, which vest in three substantially equal tranches one year, two years and three years after grant), and in general expire ten years after grant, unless terminated earlier (a) at the termination of the executive officer's employment if his employment ceases for any reason other than normal retirement, death or disability, (b) twelve months after the executive officer's death or disability if he is still employed by the company at that time or (c) three years after the executive officer's normal retirement.


OPTION GRANTS IN LAST FISCAL YEAR
                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION
                                INDIVIDUAL GRANTS                                       FOR OPTION TERM(3)
----------------------------------------------------------------------------------     ---------------------
         (a)                 (b)             (c)              (d)           (e)          (f)        (g)
                           NUMBER OF      PERCENT OF
                          SECURITIES     TOTAL OPTIONS
                          UNDERLYING    GRANTED TO ALL    EXERCISE OR
                            OPTIONS      EMPLOYEES IN      BASE PRICE    EXPIRATION
          NAME            GRANTED(1)      FISCAL YEAR     ($/SHARE)(2)     DATE         5%($)       10%($)
------------------------  -----------   ---------------   ------------   ---------     --------   ----------
Leonard W. Quill........        -0-            -0-           $    0         N/A        $      0   $        0
Ted T. Cecala...........      3,174           0.9%           $31.50      1/31/2006     $ 62,877   $  159,344
                             50,000          14.8%           $31.75      4/17/2006     $998,370   $2,530,066
Robert V.A. Harra,
  Jr....................      3,174           0.9%           $31.50      1/31/2006     $ 62,877   $  159,344
                             35,000          10.4%           $31.75      4/17/2006     $698,859   $1,771,046
Robert A. Matarese......      8,400           2.4%           $31.50      1/31/2006     $166,405   $  421,704
                                319           0.1%           $33.00      2/14/2006     $  6,620   $   16,777
Robert J. Christian.....     30,535           9.1%           $32.75      2/11/2006     $628,908   $1,593,776
George W. Helme, IV.....      8,200           2.4%           $31.50      1/31/2006     $162,443   $  411,664
                                319           0.1%           $33.00      2/14/2006     $  6,620   $   16,777

---------------
(1) The Corporation did not grant any stock appreciation rights, performance units or other instruments granted in tandem with options, or include any performance-based conditions to exercisability, reload features or tax-reimbursement features.

(2) Represents 100% of fair market value on date of grant.

(3) These values are computed on a pre-tax basis, and are calculated using the closing price of the Corporation's stock on December 31, 1996.

     Option Exercises and Year-End Value Table

     The following table presents information about options exercised during 1996 by Messrs. Quill and Cecala and the Corporation's four other most highly compensated executive officers.

                      AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

              (a)                      (b)           (c)                  (d)                   (e)
                                                                      NUMBER OF             VALUE OF
                                                                  SHARES UNDERLYING        UNEXERCISED
                                                                     UNEXERCISED          IN-THE-MONEY
                                     SHARES                           OPTIONS AT           OPTIONS AT
                                   ACQUIRED ON                    FISCAL YEAR-END(#)   FISCAL YEAR-END($)
                                    EXERCISE         VALUE           EXERCISABLE/         EXERCISABLE/
              NAME                  (NUMBER)     REALIZED($)(1)     UNEXERCISABLE         UNEXERCISABLE
---------------------------------  -----------   --------------   ------------------   -------------------
Leonard W. Quill.................     75,054       $1,206,320             67,284/0     $        860,595/$0
Ted T. Cecala....................      4,800       $   73,200        84,978/53,174     $1,343,732/$412,892
Robert V.A. Harra, Jr............      5,440       $  119,680        70,472/38,174     $1,129,687/$296,642
Robert A. Matarese...............     14,400       $  238,600         96,250/8,719     $ 1,832,188/$69,274
Robert J. Christian..............          0       $        0             0/30,535     $        0/$206,111
George W. Helme, IV..............          0       $        0        111,750/8,519     $ 1,998,038/$67,674

---------------
(1) Value realized reflects the difference between the market value of the Corporation's stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

     Change in Control Agreements

     The Bank entered into change in control agreements with its 12 executive officers, including Messrs. Cecala, Harra, Matarese, Christian and Helme, during 1996. The change in control agreements provide that, if the executive officer's employment with the Bank is terminated (1) by the Bank contemporaneously with or within two years after a "Change in Control" for any reason other than (a) for "Cause," (b) upon the executive officer's death or disability or (c) due to the request or demand of any regulatory authority, (2) by the executive officer contemporaneously with or within two years after a Change in Control for "Good Reason" or (3) before a "Change in Control" either (a) by the Bank other than for "Cause" or (b) by the executive officer for "Good Reason," and it is reasonably demonstrated that that termination of employment was at the request of a "Third Party" which has taken steps reasonably calculated to effect a "Change in Control" or otherwise arose in connection with that termination, among other things, (1) the Bank will pay the executive officer a lump sum payment equal to 115% of the future base salary payments the executive officer would have received at the rate then in effect if he or she had continued in the Bank's employ until 36 months after the termination of his or her employment (unless a reduction in compensation preceded the executive officer's resignation or retirement for "Good Reason," in which case the Bank will pay him or her a lump sum payment equal to 115% of the future base salary payments he or she would have received at his or her highest base salary in effect during the twelve-month period before the termination of his or her employment if he or she had continued in the Bank's employ until 36 months after the termination of his or her employment), in either case discounted to present value at a discount rate equal to the per annum rate offered on that termination date (or on the next preceding date on which that rate is published) on U.S. Treasury bills with maturities of one and one-half years, and (2) at the Bank's expense, the executive officer will participate in and be covered by all employee benefit plans, programs, policies or arrangements of the Bank applicable to executive employees, whether funded or unfunded, for three years after the termination of the executive officer's employment. The payments under the change in control agreements are conditioned on their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder. As consideration for entering into the change in control agreements, each such executive officer agreed to remain in the Bank's employ for at least six months after the effective date of his or her change in control agreement.

     In the change in control agreements, the term "Cause" is defined as the executive officer's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material violation of any provision of the change in control agreement. The term "Good Reason" is defined, absent the executive officer's written consent to the contrary, to be: (1) any material breach by the Bank of its obligations under the change in control agreement; (2) the assignment to the executive officer of any duties inconsistent with the status of his or her position with the Bank on the day immediately preceding a "Change in Control" or an alteration in the nature or status of the executive officer's duties and responsibilities which renders his or her position to be of less responsibility or scope than that which existed on the day immediately preceding a "Change in Control"; (3) a reduction by the Bank in the executive officer's annual base salary as in effect on the day immediately preceding the happening of a "Change in Control," as the same may be increased from time to time, except for proportional, across-the-board salary reductions similarly affecting all employees of the Bank; (4) the relocation of the Bank's principal executive offices to a location 25 or more miles from Wilmington, Delaware, or the Bank's requiring the executive officer to be based anywhere other than the Bank's principal executive offices except for required travel on the Bank's business to an extent substantially consistent with the executive officer's present business travel obligations; or (5) any material reduction by the Bank or the Corporation of the benefits enjoyed by the executive officer under any of the Bank's or the Corporation's pension, retirement, profit-sharing, savings, life insurance, medical, health-and-accident, disability or other employee benefit plans, programs or arrangements as in effect from time to time, the taking of any action by the Bank or the Corporation which would directly or indirectly materially reduce any of those benefits or deprive the executive officer of any material fringe benefits, or the failure by the Bank to provide the executive officer with the number of paid vacation days to which he or she is entitled on the basis of years of service with the Bank in accordance with the Bank's normal vacation policy, other than any proportional across-the-board reduction or action similarly affecting all employees of the Bank or the Corporation.

     A "Change in Control" is defined as the occurrence, after the effective date of the executive officer's change in control agreement, of any of the following events, directly or indirectly or in one or more series of transactions: (1) a consolidation or merger of the Bank or the Corporation with any third party (which includes a single person or entity or a group of persons or entities acting in concert) not wholly-owned, directly or indirectly, by the Bank or the Corporation (a "Third Party"), unless the Bank or the Corporation is the entity surviving that merger or consolidation; (2) a transfer of all or substantially all of the assets of the Bank or the Corporation to a Third Party or a complete liquidation or dissolution of the Bank or the Corporation; (3) a Third Party, without the prior approval of the Bank's or the Corporation's Board of Directors, as the case may be, through one or more subsidiaries: (a) acquires beneficial ownership of more than 15% of any class of voting stock of the Bank or the Corporation; (b) acquires irrevocable proxies representing more than 15% of any class of voting stock of the Bank or the Corporation; (c) acquires any combination of beneficial ownership of voting stock and irrevocable proxies representing more than 15% of any class of voting stock of the Bank or the Corporation; (d) acquires the ability to control in any manner the election of a majority of the directors of the Bank or the Corporation; or (d) acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of the Bank or the Corporation; (4) any election has occurred of persons to the Corporation's Board of Directors which causes a majority of the Corporation's Board of Directors to consist of persons other than (a) persons who were members of the Corporation's Board of Directors on February 29, 1996 and/or (b) persons who were nominated for election as members of that board of directors by the Corporation's Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or of that committee) consisted of persons who were members of the Board of Directors on February 29, 1996, provided that any person nominated for election by the Corporation's Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (a) and/or (b), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), is deemed to have been nominated by a Board of Directors composed of persons described in clause (a); or (5) a determination is made by a regulatory agency that a change in control, as defined in the banking, insurance or securities laws or regulations then applicable to the Bank or the Corporation, has occurred.

     Pension Benefits

     The Corporation provides retirement benefits for its employees, including its executive officers. The normal retirement benefit for executive officers is the sum of the benefits provided by the Wilmington Trust Pension Plan (the "Pension Plan") and the Supplemental Executive Retirement Plan (the "SERP").

     The normal retirement benefit from the Pension Plan is the greater of:

        (a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

        (b) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the 1988 Social Security taxable wage base; plus (3) 1.25% of the officer's earnings in each year thereafter up to one-half of the Social Security taxable wage base (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

For purposes of determining amounts to which participants are entitled under the Pension Plan, for years prior to 1994, earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan, but do not include amounts paid under the Executive Incentive Compensation Plan. For years after 1993, earnings also include amounts paid under the Executive Incentive Compensation Plan. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, current law limits earnings to $150,000.

     The normal monthly retirement benefit from the SERP is (a) the sum of (1) for years of credited service before 1994, 60% of the officer's average monthly earnings plus deferred compensation under the Corporation's tax-qualified compensation plans ("Earnings") for the five-year period ending with his or her retirement date, less one-half of the PIA multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 40 and (2) for years of credited service after 1993, the greater of (A) one-twelfth of 1.25% of the lesser of the officer's annual Earnings or one-half the SSTWB plus 1.6% of the excess, if any, of the officer's annual Earnings in excess of one-half of the SSTWB or (B) $10.50 multiplied by the officer's years of credited service. All such amounts are reduced by benefits payable from the Pension Plan. Bernard J. Taylor, II receives an additional $143,311 per annum under the SERP.

     For purposes of determining amounts to which participants are entitled under the SERP, for years before 1995, earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan, but do not include amounts paid under the Executive Incentive Compensation Plan. For years after 1994, earnings also include one-half of the bonus awarded under the Executive Incentive Compensation Plan. Benefits under the SERP vest in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on pages 13 and 14 above.

     The estimated years of credited service under the Pension Plan and the SERP through December 31, 1996 for each of the executive officers named on page 11 above are: Mr. Quill -- 38.5 years; Mr. Cecala -- 17.3 years; Mr. Harra -- 25.6 years; Mr. Matarese -- 27.5 years; Mr. Christian -- .9 years; and Mr. Helme --
17.9 years.

     The table on the following page illustrates the annual benefit payable for life upon retirement at age 65 to employees, including retirement benefits payable to executive officers under the SERP on the assumption that the officer is entitled to receive the maximum benefit currently payable under the Social Security Act.

                                PENSION TABLE(1)

                            ANNUAL RETIREMENT BENEFITS WITH YEARS OF SERVICE INDICATED ON DECEMBER 31, 1996
AVERAGE ANNUAL     --------------------------------------------------------------------------------------------------
   EARNINGS        5 YEARS     10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS     40 YEARS
--------------     -------     --------     --------     --------     --------     --------     --------     --------
  $   80,000       $ 5,879     $ 10,504     $ 13,489     $ 17,622     $ 22,805     $ 27,988     $ 33,171     $ 38,354
     110,000         8,279       14,872       19,215       24,231       31,357       38,484       45,611       52,737
     175,000        11,873       22,729       30,013       38,549       49,887       61,224       72,562       83,900
     200,000        12,615       25,111       33,526       44,056       57,013       69,971       82,928       95,886
     300,000        21,563       43,127       64,690       86,253      107,816      129,380      150,943      172,506
     400,000        29,063       58,127       87,190      116,253      145,316      174,380      203,443      232,506
     500,000        36,563       73,127      109,690      146,253      182,816      219,380      255,943      292,506
     600,000        44,063       88,127      132,190      176,253      220,316      264,380      308,443      352,506
     700,000        51,563      103,127      154,690      206,253      257,816      309,380      360,943      412,506
     800,000        59,063      118,127      177,190      236,253      295,316      354,380      413,443      472,506
     900,000        66,563      133,127      199,690      266,253      332,816      399,380      465,943      532,506
   1,000,000        74,063      148,127      222,190      296,253      370,316      444,380      518,443      592,506
   1,100,000        81,563      163,127      244,690      326,253      407,816      489,380      570,943      652,506
   1,200,000        89,063      178,127      267,190      356,253      445,316      534,380      623,443      712,506

---------------
(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 1996. The benefits listed in the table are not subject to deduction for Social Security or other offset amounts. The Social Security-covered compensation level and the PIA are based on reaching age 65 on December 31, 1996.

     Stock Performance Graph

     The line graph on page 18 compares cumulative total stockholder return, defined as appreciation in stock price and assuming reinvestment of dividends, over the past five years for the Corporation's common stock with (a) all companies in the Nasdaq Composite Index, (b) institutions in the Keefe, Bruyette & Woods 50 Bank Index and (c) institutions in a company-constructed peer group.

     The Corporation's peer group (the "Peer Group") is composed of banks which, at December 31, 1993, had substantially the following characteristics: (1) asset sizes ranging from $3 billion to $40 billion (the Corporation's asset size at December 31, 1996 was $5.6 billion), (2) fee income comprising more than 25% of gross revenues (the Corporation's fee income for 1996 constituted 39.0% of gross revenues), (3) an annual return on average assets greater than 1% (the Corporation's return on average assets for 1996 was 1.83%), (4) an annual return on average equity in excess of 15% and a five-year return on average equity in excess of 14.5% (the Corporation's return on average equity for 1996 was 21.38% and its five-year return on average equity for the period from January 1, 1992 through December 31, 1996 was 20.93%), (5) a ratio of nonperforming loans to total loans of less than 2.5% (the ratio of the Corporation's nonperforming loans to its total loans at December 31, 1996 was 1.22%), and (6) annual net chargeoffs of less than .75% of average loans (the Corporation's net chargeoffs for 1996 were .32% of its average loans). The institutions in the Peer Group are Boatmen's Bancshares, Incorporated, Comerica Incorporated, Compass Bancshares Incorporated, Deposit Guaranty Corporation, Fifth Third Bancorp, First Commerce Corporation, First Commercial Corporation, Firstar Corporation, Old Kent Financial Corporation, Northern Trust Corporation, Star Banc Corporation, State Street Boston Corporation, U.S. Bancorp and Wachovia Corporation.

     The Keefe, Bruyette & Woods 50 Bank Index is a market-capitalization-weighted bank stock index which includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

     Although the Corporation primarily compares its performance and the salaries of its executive officers with those of the Peer Group, it also refers to the performance of the members of the Keefe, Bruyette & Woods 50 Bank Index in evaluating its own performance.

     The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1991. The table below the graph reflects the graph's data points.

                            STOCK PERFORMANCE GRAPH
                TOTAL RETURN--WEIGHTED FOR MARKET CAPITALIZATION
                 -----------------------------------------------
                                  [LINE GRAPH]

                                                                    KEEFE,
                                  WILMINGTON                      BRUYETTE &        NASDAQ
      MEASUREMENT PERIOD             TRUST                       WOODS 50 BANK     COMPOSITE
    (FISCAL YEAR COVERED)         CORPORATION     PEER GROUP        INDEX           INDEX
12/31/91                            $100.00         $100.00         $100.00         $100.00
12/31/92                            $ 94.50         $128.37         $127.42         $115.45
12/31/93                            $ 97.72         $124.80         $134.48         $132.48
12/31/94                            $ 88.27         $118.73         $127.62         $128.25
12/31/95                            $125.15         $201.03         $204.41         $179.44
12/31/96                            $166.53         $314.18         $289.15         $220.18

              Assumes an initial investment of $100.00 on 12/31/91

  Board Compensation Committee Report on Executive Compensation

     General

     Compensation awarded to executive officers is designed to assure that the Corporation continues to be able to attract, motivate and retain executives of outstanding abilities. To achieve this, the Corporation's general policy for compensating its executive officers is to provide compensation at levels broadly comparable to those earned by executive officers at institutions in the Peer Group, based on available information. In doing so, the Corporation compares base salaries and bonuses in total paid to the Corporation's executive officers with the base salaries and bonuses in total paid to executive officers at institutions in the Peer Group.

     The Corporation does not target any specific level in the range of compensation paid by members of the Peer Group, but does broadly take into account in compensating its executive officers the performance of the Peer Group versus the performance of the Corporation. In doing so, the Corporation generally compares its return on assets, return on equity and growth in earnings per share to the corresponding performance by members of the Peer Group. The Corporation's performance in 1996 in terms of return on assets and return on equity exceeded that of all members of the Peer Group, while its performance in terms of growth in earnings per share was below the average of the Peer Group. No formula or any other specific criterion is used to link any or all components of any executive officer's compensation to a comparison of the Corporation's performance in any one or more of these areas to the corresponding performance of members of the Peer Group.

     The Corporation's executive compensation program also is designed to reward executive officers for long-term strategic management and enhancement of shareholder value. This is accomplished by providing executive officers with appropriate ownership interests in the Corporation through the use of stock options. Since the ultimate value of the stock made available through such stock options depends on the Corporation's success, stock options provide executive officers with continuing incentives long after the award is granted.

     To carry out these policies, the key elements of the Corporation's compensation program for its executive officers consist of base salary, the Profit-Sharing Bonus Plan, the Executive Incentive Compensation Plan and the Stock Option Plan. The Compensation Committee's policies with respect to each of these elements, including the bases for the compensation awarded to Messrs. Quill and Cecala, are discussed below. Although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package the Corporation provides each individual, including pension, insurance and other benefits, in addition to the programs described. In reviewing the performance of the Corporation's executive officers other than Messrs. Cecala and Harra, the Compensation Committee takes their views into account. In reviewing the performance of Mr. Harra, the Compensation Committee takes Mr. Cecala's views into account. In the beginning of each year, the Compensation Committee determines the base salary and stock options to be provided to each executive officer in respect of services for that year and the bonus to be provided under the Executive Incentive Compensation Plan in respect of services for the previous year.

     Base Salaries

     Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the individual's performance and experience in rendering that performance, as well as by reference to the competitive market for executive talent, which includes a comparison to salaries for executive officers at institutions in the Peer Group.

     Annual salary adjustments take into account the Corporation's and the individual's performance, as well as any new responsibilities the executive officer assumed during the year. In the case of executive officers with responsibility for a particular business department, that department's financial results also are considered. The Corporation does not consider these factors by any formula and does not assign specific weight to any particular factor.

     Profit-Sharing Bonus Plan

     Executive officers also participate in the Corporation's Profit-Sharing Bonus Plan. For each plan year, the bonus fund is determined as a function of the bonus percent (the "Bonus Percent") times eligible salaries paid during the calendar year. The Bonus Percent is equal to 67% of the percentage return on consolidated average stockholders' equity calculated using reported net income for the full year ended in December, in accordance with generally accepted accounting principles. The Board of Directors retains discretion to modify this formula to account for extraordinary items. The formula for all exempt employees also includes a multiplier based on (1) the employee's job level and (2) the percentage growth in the Corporation's net income. As a result, depending on the percentage growth in the Corporation's net income, executive officers can earn a profit-sharing bonus ranging from 50% to 100% of base salary multiplied by the Bonus Percent. In 1995 and 1996, each of the Corporation's executive officers earned a profit-sharing bonus of 9.71% and 12.18%, respectively, of base salary.

     Executive Incentive Compensation Plan for Senior Officers

     This incentive plan, adopted in 1981, is designed to motivate participating executive officers to earn incentive payments for outstanding achievement and performance and to enable the Corporation to attract and retain executives of superior caliber. Currently, 12 executive officers participate in this plan. These include the five executive officers other than Mr. Quill named on page 11 above. The formula used to generate the cash bonus fund considers the Corporation's corporate performance in relation to the performance of institutions in the Peer Group. In a plan year, the bonus fund, if any, equals an amount which is 12% of the Corporation's annual net income in excess of a threshold amount (which is determined by multiplying the Corporation's average stockholders' equity by the average return on equity for the year of the Peer Group). The plan provides a guideline maximum for any individual bonus award in any year of 75% of base salary, but allows the Compensation Committee the flexibility to award a bonus of up to 100% of an individual's base salary for truly outstanding individual performance. The Compensation Committee, which determines amounts payable under this plan, may not approve the payment of awards unless corporate performance in the plan year is judged generally to be superior relative to the Peer Group. In evaluating corporate performance, the Compensation Committee considers, among other factors, the Corporation's return on equity, return on assets and the percentage growth in earnings per share. As stated above, the Corporation's performance in 1996 in terms of return on assets and return on equity exceeded that of all members of the Peer Group, while its performance in terms of growth in earnings per share was below the average performance of the Peer Group. The Corporation does not use any formula or other specific criterion in awarding bonuses under this Plan based on the Corporation's performance in any or all of these areas. Notwithstanding corporate performance, no awards may be paid unless there are also aggregate dividends declared for a plan year which exceed six percent of average stockholders' equity. For 1996, payments under this plan to the 12 executive officers who participated in the plan aggregated $1,457,000.

     Stock Options

     Under the Corporation's 1996 Long-Term Incentive Plan, which has been approved by the Corporation's stockholders, the Compensation Committee may make cash and stock-based awards (such as grants of stock options and performance awards). Stock options are designed to align the interests of the Corporation's officers with those of its stockholders. These options are granted with an exercise price equal to the last sale price of the Corporation's common stock on the date of grant, and normally vest in full after one year. No re-pricing of the Corporation's stock options has ever occurred, other than to reflect the effect of stock dividends. Since the full benefits of these options cannot be realized unless the Corporation's stock price appreciates over time, the creation of stockholder value is facilitated. In granting stock options, the Corporation does not consider the number of options previously granted to an executive officer, but does consider new duties and responsibilities the executive officer has assumed during the year. The Corporation does not employ any formula in awarding options.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of compensation paid to certain executive officers in a taxable year to $1 million plus performance-based and other qualifying compensation. Payments under the Profit-Sharing Bonus Plan and the Executive Incentive Compensation Plan do not qualify for that performance-based exemption. However, under the transition provisions of the regulations promulgated under Section 162(m), compensation attributable to options granted under the Corporation's 1991 Long-Term Incentive Stock Option Plan and its previous stock option plans qualify as performance-based. In addition, the Corporation's 1996 Long-Term Incentive Plan was prepared with a view to qualifying awards of stock options thereunder as performance-based. The Compensation Committee has not otherwise adopted any policies under Section 162(m) with respect to compensation paid to the Corporation's executive officers.

     Compensation of Chief Executive Officer

     Mr. Quill's compensation for 1996 was based on his serving the first six months of the year as Chairman of the Board and Chief Executive Officer. In establishing Mr. Quill's compensation for 1996, the Compensation Committee specifically considered the Corporation's excellent performance with regard to return on assets and return on equity in 1995.

     Mr. Cecala's compensation for 1996 was based on his serving six months as Vice Chairman and Chief Operating Officer and six months as Chairman of the Board and Chief Executive Officer. In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of the Corporation's senior management. In addition, the Compensation Committee specifically considered: (1) the rapid manner in which Mr. Cecala adapted to his new leadership responsibilities at the first of the year and again at mid-year; (2) his leadership role both as Vice Chairman and as Chairman of the Board in the Corporation's continuing excellent performance in return on assets and return on equity; (3) the base salaries and bonuses paid to top executives at institutions in the Peer Group; and (4) his strong leadership in several organization initiatives which augur well for continued earnings growth in future years, particularly including a strategic planning process involving participation by several levels of management of the Corporation. No formula was used and no precise weight was assigned to any of these factors.

                                                   Robert C. Forney (Chairman)
                                                   Richard R. Collins
                                                   Charles S. Crompton, Jr.
                                                   Hugh E. Miller
                                                   Stacey J. Mobley

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Robert C. Forney (Chairman), Richard R. Collins, Charles S. Crompton, Jr., Hugh E. Miller and Stacey J. Mobley. No current member of the Compensation Committee is a current or past officer or employee of the Corporation or any subsidiary of the Corporation. No executive officer of the Corporation serves as a member of the compensation committee or the Board of Directors of any other company whose members include any individual who also serves on the Corporation's Board of Directors or the Compensation Committee. The law firm of which Mr. Crompton is a member performs certain legal services on behalf of the Corporation from time to time. Messrs. Collins, Crompton, Forney and Miller have indebtedness outstanding on loans made by the Bank in the ordinary course of business on the same terms, including interest rate and collateral, as those prevailing for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Corporation's directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Commission and the National Association of Securities Dealers Automated Quotation System. Directors, executive officers and greater-than-ten-percent shareholders are required by the Commission's regulations to furnish the Corporation with copies of all forms which they file under Section 16(a).

     Based on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Corporation believes that all such filing requirements applicable to its directors and executive officers during 1996 were complied with, except that a purchase of the Corporation's stock by each of Messrs. DuPont and Jacobs were not reported on a timely basis. Those transactions subsequently were reported on Form 4. In addition, the transfer of certain of Mr. Taylor's shares from direct to indirect ownership were not reported on a timely basis, and five filings subsequently made on his behalf reflected that he owned certain shares directly which he owned indirectly. Those filings were subsequently corrected on amended Forms 4 and 5.

DIRECTORS' COMPENSATION

     During the year ended December 31, 1996, directors of the Corporation who are not officers of the Corporation received an annual retainer of $12,500, in addition to an $800 fee for each Board of Directors' meeting attended and $500 for each meeting of a committee of the Board of Directors attended. A total of 13 Board of Directors' meetings and 38 meetings of committees of the Board of Directors were held in 1996. The aggregate directors' fees and retainers earned for 1996 totaled $503,950. Directors who are officers of the Corporation receive no additional compensation for service on the Board of Directors or on any committee of the Board of Directors.

     Effective beginning in 1997, the Corporation's Board of Directors is scheduled to meet seven times per year, its Executive Committee is scheduled to meet five times per year and its Audit Committee is scheduled to meet six times per year. Effective in 1997, directors who are not officers receive an annual retainer of $15,000, a $1,200 fee for each Board of Directors' meeting attended, a $1,000 fee for each Executive Committee meeting attended and an $800 fee for each Audit or Compensation Committee meeting attended.

     Under the Corporation's 1996 Long-Term Incentive Plan, each director is paid the first half of his or her annual retainer, and may elect to receive the balance of his or her annual retainer, in the Corporation's common stock. Under the Corporation's Directors' Deferred Fee Plan, directors may elect annually to defer receipt of the cash portion of their directors' fees until their retirement or other termination of their service as directors. If a director elects to so defer receipt of his or her directors' fees, he or she may elect to earn a yield on the deferred portion based on (1) yields paid on certain of the Bank's deposit products and/or (2) changes in the price of the Corporation's common stock, together with dividends thereon.
                            ------------------------

                                  PROPOSAL TWO

                          RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS
                            ------------------------

     The firm of Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania, served as independent public accountants for the Corporation for the fiscal year ended December 31, 1996. That firm also has been retained by the Board of Directors as independent public accountants to examine the financial statements of the Corporation and its wholly-owned subsidiaries for the year ending December 31, 1997, and to perform other accounting services. It is expected that a member of the firm will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires, and will respond to appropriate questions.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of the Corporation's common stock issued and outstanding and entitled to vote on the Record Date will be required for ratification of the selection of the Corporation's independent public accountants.

     The Board of Directors recommends that stockholders vote FOR this proposal.

                          TRANSACTIONS WITH MANAGEMENT

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with its directors, officers and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

     During 1996, the firms of Potter, Anderson & Corroon, of which Charles S. Crompton, Jr., a director of the Corporation, is a partner, Richards, Layton & Finger, P.A., of which Thomas P. Sweeney, a director of the Corporation, is a member, and Morris, Nichols, Arsht and Tunnell, of which Andrew B. Kirkpatrick, Jr., a director of the Corporation, is of counsel, rendered legal services to the Corporation.

                           AVAILABILITY OF FORM 10-K

     THE CORPORATION IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K WITH THE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. UPON RECEIPT OF A WRITTEN REQUEST FROM ANY PERSON WHOSE PROXY IS SOLICITED, THE CORPORATION WILL FURNISH A COPY OF THIS REPORT WITHOUT CHARGE. PLEASE ADDRESS YOUR REQUEST TO THOMAS P. COLLINS, VICE PRESIDENT AND SECRETARY, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                           PROPOSALS OF STOCKHOLDERS

     Under the Commission's rules, the date by which proposals of stockholders intended to be presented at the 1998 annual stockholders' meeting must be received by the Corporation for inclusion in its proxy statement and form of proxy relating to that meeting is December 17, 1997.

     Under the Corporation's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual stockholders' meeting. These procedures provide, generally, that stockholders desiring to make nominations for directors and/or to bring a proper subject of business before the meeting must do so by a written notice timely received by the Corporation's Secretary not later than (1) 60 days in advance of the meeting if the meeting is held on a day which is within 30 days preceding the anniversary of the previous year's annual stockholder's meeting, (2) 90 days in advance of the meeting if the meeting is held on or after the anniversary of the previous year's annual stockholders' meeting and (3) with respect to any other stockholders' meeting, by the close of business on the tenth day following the date of public disclosure of the date of that meeting. That notice must contain the name and address of the stockholder and a representation that the stockholder is a holder of record and intends to appear in person or by proxy at the meeting. If the notice relates to a nomination for director, it also must set forth the name and address of any nominee(s), all arrangement or understandings between the stockholder and each nominee, and any other person(s), naming such person(s), pursuant to which the nomination(s) are to be made, other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the Commission's proxy rules if such nominee had been nominated by the Board of Directors, and the consent of each nominee to serve. Notice of an item of business must include a brief description of the proposed business and any material interest of the stockholder in that business. The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the procedures described above.

     It is presently expected that the Corporation's 1998 annual stockholders' meeting will be held on April 16, 1998. In that event, any advance notice of nominations for directors and/or items of business (other than proposals intended to be included in the Corporation's proxy statement and form of proxy (which, as noted above, must be received by December 17, 1997)), must be given by stockholders by February 16, 1998. However, the Corporation retains the right to change this date as it may determine in it sole discretion. Copies of the Corporation's Bylaws are available from the Secretary.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matter to be brought before the stockholders at the Annual Meeting. If, however, any other matter not now known is properly brought before that meeting, the persons named in the accompanying proxy will vote the shares of the Corporation's common stock represented by all properly executed proxies on such matters in such manner as a majority of the Board of Directors may determine.

     By order of the Board of Directors.

PROXY                  [WILMINGTON TRUST LOGO]   WILMINGTON TRUST CORPORATION
                                                 Rodney Square North
                                                 1100 North Market Street
                                                 Wilmington, DE 19890-0001


        PROXY SOLICITED BY BOARD OF DIRECTORS OF WILMINGTON TRUST CORPORATION for Annual Stockholders' Meeting to be held at the Rodney Square Club, Wilmington Trust Center, Twelfth Floor, Rodney Square North, 1100 North Market Street, Wilmington, Delaware, on April 17, 1997 at 10 A.M.

        The undersigned hereby appoints David R. Gibson and Thomas P. Collins and each of them as proxy to vote the common stock of the undersigned upon the nominees for director (Class of 2000: Ted T. Cecala, Richard R. Collins, Andrew
B. Kirkpatrick, Jr., Hugh E. Miller, David P. Roselle, Thomas P. Sweeney and Mary Jornlin Theisen), upon the other items shown on the reverse side hereof which are described in the Proxy Statement and upon all other matters which may come before the 1997 Annual Stockholders' Meeting of Wilmington Trust Corporation and any adjournment or postponement thereof.

        You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your shares cannot be voted by the proxies unless you sign and return this card.

            (Continued, and to be signed and dated on reverse side)

[WILMINGTON TRUST LOGO]

To Our Stockholders,

You are cordially invited to attend our Annual Stockholders' Meeting, to be held at the Rodney Square Club on the 12th floor of the Wilmington Trust Center, 1100 North Market Street, Wilmington, Delaware, at 10:00 a.m. on Thursday, April 17, 1997.

At the Annual Meeting, we will review Wilmington Trust's performance and answer any questions you may have. The enclosed Proxy Statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the Proxy Statement, please sign, date and indicate your vote for the items listed on the Proxy Card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

Thank you for your prompt response.

                                                                     Sincerely,

                                                                  Ted T. Cecala
                                                      Chairman of the Board and
                                                        Chief Executive Officer

   Wilmington Trust Corporation Rodney Square North 1100 North Market Street
                           Wilmington, DE 19890-0001

                             - Please detach here -
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                          (Continued from other side)

/X/ Please mark votes as in this example.

THE ITEMS SHOWN BELOW ARE DESCRIBED IN THE PROXY STATEMENT.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING BOARD OF DIRECTORS'
PROPOSALS:

1.  Election of Directors
        / / FOR         / / WITHHELD
    FOR directors, except vote withheld from the following nominees:

        / / ___________________________________________________________________

2.  Selection of Independent Accountants
        / /FOR          / / AGAINST          / / ABSTAIN

THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 IF NO CHOICE IS SPECIFIED.

This proxy also delegates discretionary authority to vote with respect to all other matters which may properly come before the Annual Meeting and any adjournment or postponement thereof.

                                The undersigned hereby revokes all prior proxies for the 1997 Annual Stockholders' Meeting, and hereby acknowledges receipt of notice of that meeting and the Proxy Statement and Annual Report of Wilmington Trust Corporation furnished therewith.

                                -----------------------------------------------
                                (Signature)                             (Date)

                                -----------------------------------------------
                                (Signature)                             (Date)

                                (If shares are registered in more than one name, all owners should sign. If signing in a fiduciary capacity, including as attorney-in-fact, administrator, executor, guardian, trustee, or in any other similar representative capacity, please give full title and attach evidence of authority. If a corporation, please sign with full corporate name by a duly authorized officer and affix the corporation's seal.)

                                PLEASE COMPLETE, SIGN AND MAIL THIS PROXY IN
                                THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                             - Please detach here -
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